Harbor ETF Trust

Supplement to Prospectus dated March 1, 2024
HARBOR DISRUPTIVE INNOVATION ETF
July 11, 2024
4BIO Partners LLP (“4BIO Capital”) no longer serves as a subadvisor to the Harbor Disruptive Innovation ETF (the “Fund”). Effective immediately, all references to 4BIO Capital currently serving as subadvisor are hereby removed. The Fund employs a multi-manager approach to achieve its investment objective. The portion of the Fund’s assets that were allocated to 4BIO Capital have been reallocated by Harbor Capital Advisors, Inc., the Fund’s investment advisor, to the remaining subadvisors.
Investors Should Retain This Supplement For Future Reference
S0724.P.ETF.INNO